UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 16, 2024

VANECK BITCOIN TRUST
(Exact name of registrant as specified in its charter)

Delaware	001-41908	85-6811021
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

666 Third Avenue, 9th Floor New York, New York		10017

(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (212) 293-2000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares	HODL	Cboe BZX Exchange, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On August 16, 2024, VanEck Digital Assets, LLC (the "Sponsor"), sponsor of VanEck Bitcoin Trust (the "Trust"), and CSC Delaware Trust Company (f/k/a Delaware Trust Company), in its capacity as trustee of the Trust (the "Trustee"), entered into the Amendment No. 1 to the Third Amended and Restated Trust Agreement (the "Amendment No. 1") to reflect the change in the name of the Trust from VanEck Bitcoin Trust to VanEck Bitcoin ETF, effective 12:01 a.m. on August 21, 2024.

The foregoing description of the Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment No. 1, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 16, 2024, the Trust filed a Certificate of Amendment to its Certificate of Trust with the Secretary of State of the State of Delaware for the purpose of changing its name to "VanEck Bitcoin ETF", effective 12:01 a.m. on August 21, 2024 (the "Certificate of Amendment").

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Trust

4.1	Amendment No. 1 to the Third Amended and Restated Declaration of Trust and Trust Agreement, dated as of August 16, 2024, by and between VanEck Digital Assets, LLC and CSC Delaware Trust Company

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 20, 2024

VanEck Bitcoin Trust *

By:	VanEck Digital Assets, LLC, as Sponsor of the Trust

By:	/s/ Jonathan R. Simon
Name:	Jonathan R. Simon
Title:	Senior Vice President, General Counsel and Secretary

*	The registrant is a trust. The individual specified above is signing in his capacity as an officer of VanEck Digital Assets, LLC, the Sponsor of the registrant.